UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2005

GLOBAL IMAGING SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24373	59-3247752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3820 Northdale Blvd., Suite 200A, Tampa, FL 33624

(Address of principal executive offices - zip code)

(813) 960-5508

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD.

Item 7.01 Regulation FD Disclosure.

Item 7.01. The purpose of this Form 8-K is to furnish a press release dated February 14, 2005. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1 – Press Release dated February 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2005	GLOBAL IMAGING SYSTEMS, INC.

	By:	/s/ Lawrence Paine
Lawrence Paine
Vice President and General Counsel